[GRAPHIC OF FLAGS OMITTED]
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                          [GRAPHIC OF 5 STARS OMITTED]

         MORNINGSTAR RATED(TM) GABELLI GLOBAL TELECOMMUNICATIONS FUND 5
           STARS OVERALL AND FOR THE THREE-YEAR PERIOD ENDED 06/30/00
             AMONG 3642 DOMESTIC EQUITY FUNDS, AND FOR THE FIVE-YEAR
             PERIOD ENDED 06/30/00 AMONG 2328 DOMESTIC EQUITY FUNDS.


TO OUR SHAREHOLDERS,

      Investors hung up on global telecommunications stocks in the second quarter of 2000. In general, telecommunications companies met earnings expectations, industry fundamentals remained strong, and although regulators increased their scrutiny of proposed mergers in the telecommunications industry, deals were still getting done. However, concern over high valuations and investor uneasiness sparked by the sharp technology stock correction inspired a bout of profit taking in the telecommunications sector.

      Looking ahead, the long-term outlook for telecommunications stocks remains quite bright. New technology, new products and services, deregulation, and consolidation, the four forces that have been propelling telecommunications stocks, are still in place. We believe that after a brief time on hold, telecommunications stocks will regain momentum.


INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli Global Telecommunications Fund's Class AAA Shares (the "Fund") net asset value declined 10.15%. The Morgan Stanley Capital International World Free Index of global equity markets and Salomon Smith Barney Global Telecommunications Index declined 3.81% and 20.90%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 28.70% over the trailing twelve-month period. The Morgan Stanley World Free Index and Salomon Smith Barney Global Telecommunications Index rose 12.37% and 19.80%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 2000, the Fund's total return averaged 29.31% annually versus average annual returns of 16.62% and 26.76% for the Morgan Stanley World Free Index and Salomon Smith Barney Global Telecommunications Index, respectively. Since inception on November 1, 1993
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

-------------------------------------------------------------------------------------------------------------
                                                                           Quarter
                                                    ---------------------------------------
                                                     1st         2nd        3rd        4th          Year
                                                     ---         ---        ---        ---          ----
2000:    Net Asset Value ....................       $28.28     $25.41        --          --           --
         Total Return .......................         4.9%     (10.2)%       --          --           --
-------------------------------------------------------------------------------------------------------------
1999:    Net Asset Value ....................       $19.18     $21.95      $22.88      $26.95       $26.95
         Total Return .......................        15.4%      14.4%        4.2%       31.0%        80.3%
-------------------------------------------------------------------------------------------------------------
1998:    Net Asset Value ....................       $15.91     $16.22      $14.48      $16.62       $16.62
         Total Return .......................        19.4%       1.9%      (10.7)%      24.0%        34.8%
-------------------------------------------------------------------------------------------------------------
1997:    Net Asset Value ....................       $11.29     $13.17      $14.22      $13.32       $13.32
         Total Return .......................         0.1%      16.7%        7.9%        4.6%        31.9%
-------------------------------------------------------------------------------------------------------------
1996:    Net Asset Value ....................       $11.72     $12.16      $11.73      $11.28       $11.28
         Total Return .......................         5.4%       3.8%       (3.5)%       3.3%         9.0%
-------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value ....................        $9.77     $10.29      $11.12      $11.12       $11.12
         Total Return .......................         0.4%       5.3%        8.1%        1.6%        16.2%
-------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value ....................        $9.68      $9.62      $10.38       $9.73        $9.73
         Total Return .......................        (5.1)%     (0.6)%       7.9%       (5.3)%       (3.7)%
-------------------------------------------------------------------------------------------------------------
1993:    Net Asset Value ....................         __         __           __       $10.20       $10.20
         Total Return .......................         __         __           __         3.0%(b)      3.0%(b)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------
       Average Annual Return (Class AAA)
       ---------------------------------
               June 30, 2000 (a)
               -----------------
   1 Year ........................   28.70%
   5 Year ........................   29.31%
   Life of Fund (b) ..............   22.14%
-------------------------------------------------

                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999       $2.940           $26.31
December 28, 1998       $1.310           $16.38
December 30, 1997       $1.550           $13.28
December 31, 1996       $0.840           $11.28
December 29, 1995       $0.182           $11.12
December 30, 1994       $0.095           $ 9.73
December 31, 1993       $0.102           $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAAShares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on November 1, 1993. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

through June 30, 2000, the Fund had a cumulative total return of 279.45%, which equates to an average annual total return of 22.14%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the second quarter ended June 30, 2000, The Gabelli Global Telecommunications Fund Class A Shares, Class B Shares and Class C Shares had total returns of (10.11)%, (10.15)% and

(10.15)%, respectively (excluding the effect of the applicable sales charge). The Class A Shares, Class B Shares and the Class C Shares ended the second quarter with net asset values of $25.42, $25.40 and $25.40, respectively.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.


                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/00

               United States ....................   49.9%
               Cash .............................   15.3%
               Europe ...........................   10.8%
               Canada ...........................    8.9%
               Japan ............................    4.7%
               Asia/Pacific Rim .................    6.8%
               Latin America ....................    3.6%

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 HOLDINGS BY INDUSTRY SECTOR - 6/30/00

               Wireless/Satelite ................   24.6%
               Local ............................   18.6%
               National .........................   14.4%
               Cable/Media ......................   11.0%
               Equipment ........................    6.1%
               Long Distance ....................    4.6%
               Utilities ........................    3.1%
               Broadband ........................    0.7%
               Business Services ................    1.6%
               Cash .............................   15.3%

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of June 30, 2000. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.


COMMENTARY

TMT

      Last year the Fund excelled in what pundits called the "TMT" (Technology, Media, and Telecommunications) stock market. This quarter, "tmt" has been reduced to lowercase letters, as all three groups declined. Telecommunications stocks were not hit nearly as hard as technology stocks, but drifted substantially lower than last quarter's marks. We believe industry fundamentals remain sound and that earnings will continue to grow at an attractive pace. However, we concede that after several years of exceptional performance, telecommunications stock prices had become extended and some profit taking was justified.

      We are not wringing our hands over this decline. With momentum investors playing an increasingly active role in the market, stocks in spotlight industries such as telecommunications will periodically become overvalued and vulnerable to a correction. This hardly diminishes their long-term attractiveness. As we have frequently stated, modern telecommunications systems are critical for economic success on the world stage. Technology is creating new ways to transmit voice and data and a wealth of new products and services that businesses and consumers desire. Regulatory barriers continue to come down. Merger and acquisition activity should remain strong as telecommunications companies seek to improve their competitive positions in the industry and extend their franchises. In short, the long-term outlook could not be brighter.

      Competition in the various sectors of the telecommunications industry will produce winners and losers. Our research strives to identify those companies best positioned to prosper. If we succeed, we believe the Fund will continue to deliver attractive returns to shareholders.


THE SCORECARD

      In recent quarters, we have had an exceptionally high portfolio batting average in a very enthusiastic telecommunications stock market. This quarter, we experienced a mid-season slump. We do not think we were swinging at bad pitches, but that widespread profit taking threw a sweeping curve at telecommunications investors.

      A few of the  Fund's  smaller  holdings  hit home runs,  such as  Furukawa
Electric, Cable & Wireless Jamaica, and Harcourt General, which hired an investment backer to explore strategic options, including the possible sale of the company. Some of the larger holdings in the Fund hit for extra bases. Media giant Viacom put up good numbers, our largest cable television holding Cablevision Systems posted a nice gain, and Regional Bell Operating Company SBC Communications came through in the clutch.

      Our European, Asian, and Latin American telecommunications investments all struck out and our wireless holdings never got the bat off their shoulders. Both of these sectors had been knocking the cover off the ball in recent quarters and were particularly vulnerable to profit taking. Investors also booed AT&T, the Babe Ruth of the telecommunications industry.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2000.

AT&T WIRELESS GROUP (AWE - $27.875 - NYSE), owned by AT&T Corp., is the second largest wireless carrier in the U.S., serving over 10 million customers. The company was spun-off as a tracking stock with AT&T maintaining majority control. AWE is intended to track the performance of fixed and mobile wireless initiatives of AT&T.

CABLE & WIRELESS PLC (CWP - $50.0625 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Its key assets include ownership in leading voice, data & IP networks in the U.K. and U.S.; numerous stakes in undersea telecom network routes; and a strong regional presence in Asia/Pacific & Europe and the Caribbean/Latin America. Sale of Cable & Wireless HKT plc to Pacific Century Cyberworks is still pending and is expected to close shortly. As a result of this transaction, CWP will hold a meaningful position in PCCW.

CENTURYTEL INC. (CTL - $28.75 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.2 million access lines in the South and Midwest. CenturyTel also has over 700,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin,

Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CTL has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues. The company recently announced that it is acquiring about 460,000 access lines in 3 states for $1.5 billion. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier operations.

GTE CORP. (GTE - $62.25 - NYSE), following its merger with Bell Atlantic (BEL - $50.8125 - NYSE), has been renamed Verizon Communications (VZ - NYSE). VZ becomes the largest domestic provider of wireline communications, with 95 million access line equivalents. Verizon is also the largest domestic wireless carrier, with about 25 million subscribers, and is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific Rim. In early April, BEL, GTE and Vodafone AirTouch (VOD - $41.4375 - NYSE) finished combining their U.S. wireless operations into a joint venture called Verizon Wireless, which will reach more than 90% of the U.S. population. VZ is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and an 18.5% stake in Cable & Wireless Communications.

LIBERTY MEDIA GROUP (LMG'A - $24.25 - NYSE), owned by AT&T Corp. (T - $31.6245 -
NYSE), is engaged in businesses which provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

NORTEL NETWORKS CORP. (NT - $68.25 - NYSE), formerly Northern Telecom, is a leading global supplier of data and telephony network solutions and services. Its business consists of the design, development, manufacture, marketing, sale, financing, installation, servicing and support of data and telephony networks for carrier and enterprise customers. Customers include public and private institutions; local, long-distance, personal communications services and cellular mobile communications companies; cable television companies; Internet service providers; and utilities. NT has a presence in over 150 countries worldwide.

SBC COMMUNICATIONS INC. (SBC - $43.25 - NYSE) is the second largest regional Bell operating company in the U.S., with over 60 million domestic and seven million proportionate international access lines. SBC also serves over 12.2 million domestic and over four million proportionate international wireless customers. SBC has a strong presence in Europe through its ownership of TeleDanmark (TLD - $34.00 - NYSE), Belgacom, Cegetel and other companies as well as in Canada through ownership of Bell Canada (BCICF - $28.9375 - NASDAQ) and in Mexico through Telmex (TMX - $57.125 - NYSE). In April, SBC announced the formation of a joint venture with BellSouth (BLS - $42.625 - NYSE). The companies will combine their domestic wireless operations, forming the second largest wireless carrier in the U.S. behind Verizon Wireless (VZ - NYSE).

TELECOM ITALIA MOBILE SPA (TIM.MI - $10.24 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with over 19 million Global Systems for Mobile Communications ("GSM") subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

TELEPHONE & DATA SYSTEMS INC. (TDS - $100.25 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $63.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.2969 - NYSE), TDS now owns 35.6 million shares of VSTR valued at over $5.0 billion.

VOICESTREAM WIRELESS CORP. (VSTR - $116.2969 - NASDAQ) is one of the three U.S. independent wireless service providers with licenses covering over 200 million POPS (Points of Presence). VSTR was spun-off of Western Wireless about fourteen months ago and is the only national carrier utilizing GSM technology, a standard which dominates in Europe. VSTR's high growth rates and experienced management team, as well as its national licenses, make the company an attractive acquisition target for major global telecommunications companies, many of which lack a U.S. presence.


MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.


WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      In recent years, we have benefited from a vibrant telecommunications stock market. We believe that solid earnings, sound fundamentals, and the powerful secular growth trends in the industry justified this advance. This quarter, we experienced some static on the line in the form of widespread profit taking. Going forward, there will be other interruptions to contend with in the rapidly changing telecommunications industry. However, we believe our research driven approach to one of the pre-eminent growth industries in the world will continue to reward shareholders.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABTX. Please call us during the business day for further information.


                                        Sincerely,

               /S/ SIGNATURE OMITTED                /S/ SIGNATURE OMITTED

               MARIO J. GABELLI, CFA                MARC J. GABELLI
               Portfolio Manager and                Associate Portfolio Manager
               Chief Investment Officer

                                                    /S/ SIGNATURE

                                                    IVAN ARTEAGA, CFA
                                                    Associate Portfolio Manager

July 14, 2000

------------------------------------------------------------
                     TOP TEN HOLDINGS
                       JUNE 30, 2000
                       -------------

Telephone & Data Systems Inc.     SBC Communications Inc.
Cable & Wireless plc              CenturyTel Inc.
Liberty Media Group               GTE Corp.
Nortel Networks Corp.             VoiceStream Wireless Corp.
AT&TWireless Group                Telecom Italia Mobile SpA
-------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                               COST           VALUE
    -------                                              ----           -------
              COMMON STOCKS -- 82.3%
              BROADCASTING -- 1.0%
    60,000    CanWest Global
              Communications Corp. ................    $  753,126    $   663,750
    47,300    Chris-Craft Industries Inc.+ ........     3,023,532      3,124,756
    65,000    Paxson Communications
                Corp., Cl. A+ .....................       692,545        552,500
     1,000    TiVo Inc.+ ..........................        16,000         35,000
                                                       ----------    -----------
                                                        4,485,203      4,376,006
                                                       ----------    -----------
              BUSINESS SERVICES -- 1.6%
     9,000    Carlisle Holdings Ltd.+ .............        48,250         66,094
     8,000    Convergys Corp.+ ....................       107,102        415,000
    20,000    Donnelley (R.H.) Corp. ..............       272,932        387,500
    37,000    IDT Corp.+ ..........................       592,160      1,255,687
    70,000    Securicor Group plc .................             0        144,312
     1,000    StarTek Inc.+ .......................        24,300         50,375
    67,000    Verio Inc.+ .........................     3,884,758      3,717,453
    12,600    Vivendi .............................       566,512      1,112,159
                                                       ----------    -----------
                                                        5,496,014      7,148,580
                                                       ----------    -----------
              CABLE -- 4.4%
    13,000    Adelphia Communications
                Corp., Cl. A+ .....................       603,245        609,375
    11,500    Austar United Communications
                Ltd.+ .............................        40,409         38,817
    80,000    Cablevision Systems
                Corp., Cl. A+ .....................     3,480,912      5,430,000
    35,000    Charter Communications
                Inc., Cl. A+ ......................       577,187        575,312
    27,000    Comcast Corp., Cl. A ................       214,182      1,049,625
    27,000    Comcast Corp., Cl. A, Special .......       214,182      1,093,500
    11,550    Cox Communications Inc.+ ............       407,137        526,247
    25,000    Mediacom
                Communications Corp.+ .............       294,375        384,375
    72,560    NTL Inc.+ ...........................     2,248,823      4,344,530
    25,090    Telewest Communications
                plc, ADR+ .........................       441,142        928,330
   100,000    UnitedGlobalCom Inc., Cl. A+ ........     1,908,127      4,675,000
    10,000    Videotron Groupe ....................       125,234        232,432
                                                       ----------    -----------
                                                       10,554,955     19,887,543
                                                       ----------    -----------
              COMMUNICATIONS EQUIPMENT -- 5.7%
    20,000    360networks Inc.+ ...................       330,406        305,000
   200,000    Allen Telecom Inc.+ .................     1,004,999      3,537,500
   120,000    Champion Technology
                Holdings, ADR .....................        81,258         24,629
    15,000    Communications Systems Inc. .........       148,852        228,750
    32,000    Ericsson (L.M.) Telephone
                Co., Cl. B, ADR ...................        55,422        640,000
   100,000    Furukawa Electric Co. Ltd. ..........     1,625,794      2,087,752

                                                                        MARKET
    SHARES                                               COST           VALUE
    -------                                              ----           -------
    13,000    Gemstar International
                Group Ltd.+ .......................    $  157,867    $   798,891
     2,500    General Semiconductor Inc. ..........        33,120         36,875
    17,000    GN Store Nord A/S ...................       378,416      1,716,315
     3,500    L-3 Communications
                Holdings Inc.+ ....................        77,000        199,719
     6,000    Lucent Technologies Inc. ............        68,962        355,500
    44,625    Motorola Inc. .......................     1,302,068      1,296,914
    28,000    Nokia Corp., Cl. A, ADR .............        67,091      1,398,250
   155,000    Nortel Networks Corp. ...............     8,689,706     10,578,750
    24,000    Scientific-Atlanta Inc. .............       197,408      1,788,000
       500    Siemens AG, ADR .....................        23,625         75,425
   300,000    Time Engineering Berhad+ ............       316,448        263,684
    15,000    TNT Post Group NV, ADR ..............       198,278        404,062
                                                       ----------    -----------
                                                       14,756,720     25,736,016
                                                       ----------    -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.5%
     3,230    EarthLink Inc.+ .....................        45,250         49,863
     3,000    El Sitio Inc. .......................        54,912         21,375
   120,000    Genuity Inc. + ......................     1,241,568      1,098,750
       100    Geoworks Corp. ......................         2,900          1,575
     2,500    Korea Thrunet Co. Ltd., Cl. A+ ......        45,000         35,000
    26,000    NBC Internet Inc., Cl. A+ ...........     1,329,805        325,000
    12,000    Net2Phone Inc.+ .....................       502,250        428,250
   150,000    Pacific Century
                CyberWorks Ltd. ...................       321,391        296,325
     2,000    T-Online International AG+ ..........        71,334         64,446
       400    Via Net.Works Inc.+ .................         8,400          6,175
                                                       ----------    -----------
                                                        3,622,810      2,326,759
                                                       ----------    -----------
              DIVERSIFIED INDUSTRIAL -- 0.1%
    22,000    Hutchison Whampoa Ltd. ..............       198,387        276,570
                                                       ----------    -----------
              ENERGY AND UTILITIES -- 3.1%
   350,000    Conectiv Inc. .......................     6,013,412      5,446,875
     3,000    E'Town Corp. ........................       187,175        199,312
   170,000    El Paso Electric Co.+ ...............     1,567,625      1,901,875
    12,000    Florida Public Utilities Co. ........       189,600        187,500
    10,000    FPL Group Inc. ......................       422,500        495,000
    10,000    LG&E Energy Corp. ...................       219,875        238,750
     5,000    Montana Power Co. ...................       142,250        176,562
    37,862    SCANA Corp. .........................       965,499        913,421
     8,000    SJW Corp. ...........................       936,700        951,000
    97,000    United Water Resources Inc. .........     3,344,069      3,382,875
                                                       ----------    -----------
                                                       13,988,705     13,893,170
                                                       ----------    -----------
              ENTERTAINMENT -- 4.2%
     1,350    Fisher Companies Inc. ...............       100,403        103,275
     3,000    Liberty Digital Inc.+ ...............        74,075         90,000
   460,000    Liberty Media Group, Cl. A+ .........     2,542,949     11,155,000
    65,177    Metromedia International
                Group Inc.+ ........................      573,245        309,591
    10,000    Seagram Co. ..........................      579,113        580,000


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
    SHARES                                                COST         VALUE
   -------                                                ----        -------
              COMMON STOCKS (CONTINUED)
              ENTERTAINMENT (CONTINUED)
    25,000    Time Warner Inc. .....................  $ 1,905,500   $ 1,900,000
    85,000    TV Guide Inc., Cl. A+ ................    2,180,712     2,911,250
    15,000    USA Networks Inc.+ ...................      342,375       324,375
    20,000    Viacom Inc., Cl. A+ ..................      920,450     1,367,500
                                                      -----------   -----------
                                                        9,218,822    18,740,991
                                                      -----------   -----------
              EQUIPMENT AND SUPPLIES -- 0.2%
   10,000     Amphenol Corp., Cl. A+ ...............      155,553       661,875
   20,000     Thyssen Krupp AG+ ....................      367,787       320,796
                                                      -----------   -----------
                                                          523,340       982,671
                                                      -----------   -----------
              PUBLISHING -- 0.6%
    20,000    Harcourt General Inc. ................      892,801     1,087,500
    12,000    Media General Inc., Cl. A ............      600,929       582,750
     8,000    News Corp. Ltd., ADR .................      179,087       436,000
   100,000    Seat-Pagine Gialle SpA ...............       28,390       346,574
    10,000    Telegraaf Holdingsmij - CVA ..........      238,694       229,140
                                                      -----------   -----------
                                                        1,939,901     2,681,964
                                                      -----------   -----------
              RETAIL -- 0.0%
    18,000    Homegrocer.com Inc.+ .................      172,375       108,562
                                                      -----------   -----------
              SATELLITE -- 2.5%
       500    Asia Satellite
                Telecommunications
                Holdings Ltd., ADR .................        9,753        17,125
     1,000    British Sky Broadcasting
                Group, ADR .........................       36,400       116,125
   120,879    COMSAT Corp. .........................    3,346,136     2,984,200
    48,000    EchoStar Communications
                Corp., Cl. A+ ......................      261,746     1,589,250
    48,000    General Motors Corp., Cl. H+ .........    3,036,309     4,212,000
    16,000    Globalstar Telecommunications
                Ltd.+ ..............................       55,724       144,000
   155,000    Loral Space &
                Communications Ltd.+ ...............    1,869,647     1,075,312
   10,000     Orbital Sciences Corp.+ ..............      216,731       121,875
    4,000     PanAmSat Corp.+ ......................      193,375       174,750
   10,000     Pegasus Communications Corp.+ ........      185,870       490,625
   10,000     PT Indosat Tbk, ADR ..................      146,877       113,750
   35,500     TCI Satellite Entertainment
                Inc., Cl. A+ .......................      239,524       308,406
                                                      -----------   -----------
                                                        9,598,092    11,347,418
                                                      -----------   -----------
              TELECOMMUNICATIONS: BROADBAND -- 0.6%
     1,000    Adelphia Business Solutions Inc.+ ....       18,634        23,187
    30,000    BroadWing Inc.+ ......................      568,505       778,125
     4,000    Choice One Communications Inc.+ ......       80,000       163,250
     3,500    Colt Telecom Group plc+ ..............       27,891       474,687
     7,000    Davel Communications
                Group Inc.+ ........................       33,585         2,406

                                                                       MARKET
    SHARES                                                COST         VALUE
   -------                                                ----        -------

    10,000    Golden Telecom Inc. ..................  $   102,392    $  297,500
    25,000    GST Telecommunications Inc.+ .........      274,942        23,828
    18,000    ICG Communications Inc+ ..............      238,475       397,125
     5,000    Intermedia Communications Inc.+ ......       58,807       148,750
     1,500    Jazztel plc, ADR+ ....................       26,170        39,375
    18,000    McLeodUSA Inc., Cl. A+ ...............       52,620       372,375
     5,000    Startec Global
                Communications Corp.+ ..............       40,321        53,437
     8,000    United Pan-Europe
                Communications NV,
                Cl. A, ADR+ ........................      182,240       216,000
    10,000    USN Communications Inc.+ .............       19,252           300
                                                      -----------   -----------
                                                        1,723,834     2,990,345
                                                      -----------   -----------
              TELECOMMUNICATIONS: LOCAL -- 17.9%
    96,924    Aliant Inc.+ .........................    1,671,886     2,367,434
     3,000    Allegiance Telecom Inc.+ .............       28,500       192,000
    80,000    ALLTEL Corp. .........................    3,476,417     4,955,000
    24,000    AT&T Canada Inc., Cl. B+ .............      743,432       796,500
    15,200    Atlantic Tele-Network Inc. ...........      129,263       143,450
    89,000    Bell Atlantic Corp. ..................    4,806,198     4,522,313
    55,000    BellSouth Corp. ......................      982,546     2,344,375
   330,000    CenturyTel Inc. ......................   10,360,019     9,487,500
       500    Cia Riograndense Telecom .............          310           169
   450,000    Citizens Communications Co. ..........    4,516,086     7,762,500
   122,817    Commonwealth Telephone
                Enterprises Inc.+ ..................    3,235,469     5,780,075
    40,500    Commonwealth Telephone
                Enterprises Inc., Cl. B+ ...........      494,914    1 ,923,750
     1,500    Conestoga Enterprises Inc. ...........       27,020        27,469
    82,850    CoreComm Ltd.+ .......................    1,464,422     1,615,575
    20,000    E.Spire Communications Inc. ..........      112,813       135,000
    25,000    Eircom plc ...........................      100,958        64,147
    12,000    Electric Lightwave Inc., Cl. A+ ......      122,938       224,250
   150,000    First Pacific Co. Ltd. ...............       90,040        50,991
    15,000    First Pacific Co. Ltd., ADR ..........       54,312        25,495
     9,520    Global Telesystems Group Inc.+ .......       83,339       114,835
   152,000    GTE Corp. ............................    9,007,198     9,462,000
    65,000    RCN Corp.+ ...........................      582,157     1,649,375
   260,000    Rogers Communications Inc.,
                Cl. B, ADR+ ........................    2,942,300     7,410,000
   225,000    SBC Communications Inc. ..............    7,921,328     9,731,250
     9,000    Shenandoah
                Telecommunications Co. .............      217,188       279,000
    26,000    Sonera Group Oyj .....................      923,598     1,185,322
     4,600    Tele Centro Sul Participacoes
                SA, ADR ............................      268,866       336,087
    25,693    Tele Norte Leste Participacoes
                SA, ADR ............................      368,347       606,997
    20,000    Telecom Argentina Stet France
                Telecom SA, ADR ....................      444,848       550,000


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
    SHARES                                                COST         VALUE
   -------                                                ----        -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS: LOCAL (CONTINUED)
  1,000,000   TelecomAsia Corp. Public
               Co. Ltd. ............................   $  687,194   $ 1,110,402
  6,578,531   Telecomunicacoes de
               Sao Paulo SA (Telesp) ...............      101,286        71,859
     33,000   Telecomunicacoes de
               Sao Paulo SA (Telesp), ADR ..........    1,153,000       610,500
      5,000   Time Warner Telecom Inc.,
               Cl. A+ ..............................       70,000       321,875
     58,000   US West Inc. .........................    3,371,775     4,973,500
                                                      -----------  ------------
                                                       60,559,967    80,830,995
                                                      -----------  ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 4.5%
    201,000   AT&T Corp. ...........................    6,763,104     6,356,625
     25,000   Call-Net Enterprises Inc.+ ...........      236,026        64,865
        270   DDI Corp. ............................    1,237,907     2,595,787
     23,000   Embratel Participacoes
               SA, ADR+ ............................      476,687       543,375
     68,000   General Communication
               Inc., Cl. A+ ........................      300,203       348,500
    140,000   Global Crossing Ltd.+ ................    3,677,352     3,683,750
     14,000   KDD Corp. ............................      813,222     1,411,942
     20,000   Qwest Communications
               International Inc.+ .................      562,704       993,750
      5,000   RSL Communications Ltd., Cl. A+ ......      108,125        57,188
     40,000   Sprint Corp.+ ........................      484,192     2,040,000
     25,000   Teleglobe Inc. .......................      500,061       527,252
      5,000   Telegroup Inc.+ ......................       20,540            50
     45,000   VDC Communications Inc.+ .............      165,308        67,500
     38,000   Viatel Inc.+ .........................      524,323     1,085,375
     12,000   WorldCom Inc.+ .......................      229,975       550,500
                                                      -----------  ------------
                                                       16,099,729    20,326,459
                                                      -----------  ------------
              TELECOMMUNICATIONS: NATIONAL -- 13.9%
    165,000   BCE Inc. .............................    6,077,334     3,929,063
      1,500   British Telecommunications
               plc, ADR ............................      139,700       198,375
     15,000   Cable & Wireless plc .................      200,153       253,974
    290,208   Cable & Wireless plc, ADR ............    8,961,901    14,528,538
     30,000   Cable & Wireless HKT Ltd., ADR .......      569,621       645,000
 11,345,453   Cable & Wireless Jamaica Ltd. ........      406,750       676,938
        500   China Unicom Ltd., ADR ...............        9,995        10,625
     64,000   Compania de Telecomunicaciones
               de Chile SA, ADR ....................      988,703     1,160,000
     31,000   Deutsche Telekom AG, ADR+ ............    1,279,238     1,759,250
      2,000   France Telecom SA, ADR ...............       68,975       285,000
      4,707   Hellenic Telecommunications
               Organization SA .....................       76,629       115,324
      2,200   Hellenic Telecommunications
               Organization SA, ADR+ ...............       32,010        26,813

                                                                       MARKET
    SHARES                                                COST         VALUE
   -------                                                ----        -------
      8,000   Hungarian Telephone &
               Cable Corp.+ ........................   $   54,232    $   48,000
         80   Japan Telecom Co. Ltd. ...............    1,328,442     3,468,589
      5,000   Korea Telecom Corp. ..................      183,166       440,349
     30,000   KPN NV, ADR ..........................      272,243     1,348,125
        500   Magyar Tavkozlesi Rt, ADR ............        9,650        17,219
        237   Nippon Telegraph &
               Telephone Corp. .....................    2,324,781     3,149,724
     11,500   Nippon Telegraph &
               Telephone Corp., ADR ................      514,463       786,313
      1,500   Pakistan Telecommunications,
               GDR (a) .............................      137,766        77,401
     50,000   Philippine Long Distance
               Telephone Co., ADR ..................    1,358,600       887,500
     60,000   Portugal Telecom SA, ADR .............      233,785       675,000
     21,600   PT Telekomunikasi
               Indonesia, ADR ......................      229,279       149,850
      7,000   Rostelecom, ADR ......................       56,366        95,375
    100,000   Singapore
               Telecommunications Ltd. .............      196,150       146,497
     80,000   Swisscom AG, ADR .....................    2,829,462     2,820,000
     20,000   Tele Danmark A/S, ADR ................      333,831       680,000
     21,000   Telecom Corp. of
               New Zealand Ltd., ADR ...............      502,962       590,625
    190,000   Telecom Italia SpA ...................      448,033     2,606,753
     19,000   Telecom Italia SpA, ADR ..............      863,047     2,613,688
  3,355,677   Telecomunicacoes de Rio de
               Janeiro SA ..........................      148,557        94,893
     28,000   Telefonica de Argentina SA,
                Cl. B, ADR .........................      848,862       889,000
     21,000   Telefonica del Peru, ADR .............      356,624       238,875
    500,000   Telefonica del Peru, Cl. B ...........      722,310       719,713
     68,340   Telefonica SA, ADR ...................      909,826     4,378,031
     62,000   Telefonos de Mexico SA,
               Cl. L, ADR ..........................    1,185,988     3,541,750
    304,000   Telekom Malaysia Berhad ..............    1,432,905     1,048,000
      2,400   Telstra Corp. Ltd., ADR ..............       47,304        49,650
     71,079   TELUS Corp. ..........................    1,343,713     1,897,041
    200,000   TELUS Corp., Non-Voting ..............    4,682,666     5,331,081
      8,075   Thai Telephone &
               Telecom, GDR+ (a) ...................      100,542         4,038
      3,000   Veba AG ..............................      126,255       147,222
                                                      -----------  ------------
                                                       42,592,819    62,529,202
                                                      -----------  ------------
              WIRELESS COMMUNICATIONS -- 21.5%
     40,000   ABC Communications
               Holdings Ltd. .......................       20,301         6,260
      1,000   AirGate PCS Inc.+ ....................       80,100        52,563
    360,000   AT&T Wireless Group+ .................   10,620,000    10,035,000
        533   Bouygues Group .......................       81,078       356,217
        500   Celular CRT Participacoes ............          206           219
     14,500   Centennial Cellular Corp., Cl. A+ ....      190,710       199,375


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
    SHARES                                                COST         VALUE
   -------                                                ----        -------
              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS (CONTINUED)
        300   China Telecom
               (Hong Kong) Ltd., ADR ...............   $  49,927     $   53,344
      2,000   Clearnet Communications
               Inc., Cl. A+ ........................       25,000        55,531
     35,000   CP Pokphand, ADR+ ....................      259,575        30,306
      6,000   Dobson Communications
               Corp., Cl. A+ .......................      129,250       115,500
      5,300   Easycall Group+ ......................        8,992         1,781
    240,000   Europolitan Holdings AB ..............      220,306     2,979,930
     42,988   Grupo Iusacell SA de CV, ADR+ ........      478,228       671,687
     26,000   Himachal Futuristic (a) ..............      141,200     2,522,000
     24,000   Jasmine International+ ...............      117,135         7,811
     42,000   Leap Wireless International Inc.+ ....      426,250     1,974,000
     42,000   Libertel NV+ .........................      806,210       639,587
      1,000   Metricom Inc.+ .......................       29,562        27,875
      1,500   Metrocall Inc.+ ......................       11,138        13,500
      3,000   Motient Corp.+ .......................       38,340        47,062
     35,600   Nextel Communications
               Inc., Cl. A+ ........................      461,024     2,178,275
        200   Nextel Partners Inc., Cl. A+ .........        7,050         6,513
        270   NTT Mobile Communications
               Network Inc. ........................    3,363,166     7,303,831
     25,000   PNV.net Inc. .........................      249,063        34,375
     80,000   Price Communications Corp.+ ..........      616,348     1,885,000
    140,000   Rogers Cantel Mobile .
               Communications Inc., Cl. B+ .........    1,739,219     4,707,500
     20,000   Rural Cellular Corp., Cl. A+ .........      236,793     1,531,250
    145,000   SK Telecom Co. Ltd., ADR .............    1,732,957     5,265,313
     20,000   Sprint Corp. (PCS Group)+ ............       84,112     1,190,000
     80,000   Technology Resources Industries ......      309,067        85,053
      2,300   Tele Celular Sul
               Participacoes SA, ADR ...............       37,449       104,075
      7,666   Tele Centro Oeste Celular
               Participacoes SA, ADR ...............       22,224        91,992
        460   Tele Leste Celular
               Participacoes SA, ADR ...............       12,153        20,355
      1,150   Tele Nordeste Celular
               Participacoes SA, ADR ...............       16,568        79,638
        460   Tele Norte Celular
               Participacoes SA, ADR ...............        7,079        23,345
     10,600   Tele Sudeste Celular
               Participacoes SA, ADR ...............      442,968       323,300
      5,000   Telecel-Comunicacaoes
               Pessoais SA, ADR ....................       67,584        75,903
    801,000   Telecom Italia Mobile SpA ............    2,640,872     8,205,815
      2,000   TeleCorp PCS Inc. ....................       40,000        80,625
      1,150   Telemig Celular Participacoes
               SA, ADR .............................       30,497        82,225
    230,000   Telephone & Data Systems Inc. ........   15,199,598    23,057,500

                                                                       MARKET
    SHARES                                                COST         VALUE
   -------                                                ----        -------
  5,272,417   Telesp Celular Participacoes SA ......   $    2,665    $   55,575
      9,200   Telesp Celular Participacoes
               SA, ADR .............................      284,292       412,850
      7,000   Teligent Inc., Cl. A .................      179,500       165,375
     20,000   Total Access
               Communications plc+ .................      126,250        80,400
      1,000   Tritel Inc., Cl. A+ ..................       29,244        29,688
      1,000   Triton PCS Holdings Inc., Cl. A+ .....       50,063        57,750
    110,000   United States Cellular Corp+ .........    6,490,795     6,930,000
     12,000   Vimpel Communications, ADR+ ..........      226,544       265,500
     51,000   Vodafone AirTouch plc, ADR ...........      775,958     2,113,313
     80,000   VoiceStream Wireless Corp.+ ..........    2,260,953     9,303,750
      5,000   Western Wireless Corp., Cl. A+ .......       51,248       272,500
     30,000   Winstar Communications Inc.+ .........      770,247     1,016,250
                                                      -----------  ------------
                                                       52,297,058    96,824,382
                                                      -----------  ------------
              TOTAL COMMON STOCKS                     247,828,731   371,007,633
                                                      -----------  ------------
              PREFERRED STOCKS -- 0.4%
              ENTERTAINMENT -- 0.0%
      1,500   Metromedia International
               Group Inc.,
               7.25% Cv. Pfd. ......................       61,513        42,000
                                                      -----------  ------------
              TELECOMMUNICATIONS: LOCAL -- 0.3%
     20,000   Citizens Communications Co.,
               5.00% Cv. Pfd. ......................    1,135,742     1,347,500
    221,568   Telecomunicacoes de Sao Paulo
               SA (Telesp), Pfd. ...................        9,633         4,161
                                                      -----------  ------------
              TELECOMMUNICATIONS: NATIONAL -- 0.1%
     10,000   Philippine Long Distance
               Telephone Co.,
               $3.50 Cv. Pfd., Ser. III ............      497,200       367,500
        500   Telecomunicacoes de Parana
               SA, Pfd. ............................          164           175
                                                      -----------  ------------
                                                          497,364       367,675
                                                      -----------  ------------
              WIRELESS COMMUNICATIONS -- 0.0%
  3,355,677   Telerj Celular SA, Pfd., Cl. B+ ......      118,824       107,545
    197,927   Telesp Celular Participacoes
               SA, Pfd.+ ...........................       40,511         3,578
                                                      -----------  ------------
                                                          159,335       111,123
                                                      -----------  ------------
              TOTAL PREFERRED STOCKS                    1,863,587     1,872,459
                                                      -----------  ------------
  PRINCIPAL
   AMOUNT
  ---------

              CORPORATE BONDS -- 0.3%
              TELECOMMUNICATIONS: NATIONAL -- 0.2%
 $1,000,000   Telekom Malaysia Berhad,
               4.00%, 10/03/04 (a) .................    1,000,046       870,000
                                                      -----------  ------------


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
 PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
 ---------                                                ----         ------
              CORPORATE BONDS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 0.1%
$   250,000   Technology Resources Industries,
               Sub. Deb. Cv.
               2.75%, 11/28/04 (a) ................. $    250,000  $    256,250
                                                     ------------  ------------
              TOTAL CORPORATE BONDS                     1,250,046     1,126,250
                                                     ------------  ------------
              U.S. GOVERNMENT OBLIGATIONS -- 15.0%
 67,929,000   U.S. Treasury Bills,
               5.64% to 6.11%++,
               due 07/13/00 to 09/21/00 ............   67,623,260    67,625,079
                                                     ------------  ------------
              TOTAL
               INVESTMENTS -- 98.0%                  $318,555,626   441,631,423
                                                     ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 2.0% ........................     8,921,277
                                                                   ------------
              NET ASSETS -- 100.0%
               (17,729,763 shares outstanding) ..................  $450,552,698
                                                                   ============
------------------------
              For Federal tax purposes:
              Aggregate cost ....................................  $318,555,626
                                                                   ============
              Gross unrealized appreciation .....................  $135,810,068
              Gross unrealized depreciation .....................   (12,734,271)
                                                                   ------------
              Net unrealized appreciation .......................  $123,075,797
                                                                   ============


 PRINCIPAL                                          SETTLEMENT    NET UNREALIZED
  AMOUNT                                               DATE        APPRECIATION
 ---------                                          ----------    --------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
  6,874,651(b) Deliver Hong Kong Dollars
               in exchange for
               USD 882,413 ................           08/24/00          $ 9,663
                                                                        =======
------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of Rule 144A securities amounted to $3,729,689 or 0.8% of total net assets.
(b) Principal amount denoted in Hong Kong Dollars.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
    ADR - American Depositary Receipt.
    GDR - Global Depositary Receipt.
    USD - United States Dollar.
                                       % OF
                                      MARKET        MARKET
    GEOGRAPHIC DIVERSIFICATION         VALUE         VALUE
    --------------------------        ------     ------------
    North America ................     74.1%     $327,400,605
    Europe .......................     10.8%       47,466,907
    Asia/Pacific Rim .............      6.8%       30,167,878
    Japan ........................      4.7%       20,803,938
    Latin America ................      3.6%       15,792,095
                                      ------     ------------
                                      100.0%     $441,631,423
                                      ======     ============

                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $318,555,626) ..........................................       $441,631,423
  Cash and foreign currency, at value (Cost $2,030,777) ..............................          1,994,791
  Receivable for investments sold ....................................................         13,011,390
  Receivable for Fund shares sold ....................................................            161,588
  Dividends and interest receivable ..................................................            447,557
                                                                                             ------------
  TOTAL ASSETS .......................................................................        457,246,749
                                                                                             ------------
LIABILITIES:
  Payable for investments purchased ..................................................          6,164,881
  Payable for Fund shares redeemed ...................................................             30,008
  Payable for investment advisory fees ...............................................            379,769
  Payable for distribution fees ......................................................             94,988
  Net unrealized depreciation on forward foreign exchange contracts ..................              9,663
  Other accrued expenses .............................................................             14,741
                                                                                             ------------
  TOTAL LIABILITIES ..................................................................          6,694,050
                                                                                             ------------
  NET ASSETS applicable to 17,729,763 shares outstanding .............................       $450,552,699
                                                                                             ============

NET ASSETS CONSIST OF:
  Capital stock, at par value ........................................................       $     17,730
  Additional paid-in capital .........................................................        286,282,067
  Accumulated net investment income ..................................................         10,301,834
  Accumulated net realized gain on investments and foreign currency transactions .....         30,920,985
  Net unrealized appreciation on investments and foreign currency transactions .......        123,030,083
                                                                                             ------------
  TOTAL NET ASSETS ...................................................................       $450,552,699
                                                                                             ============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption price per share
    (17,725,908 shares outstanding) ..................................................             $25.41
                                                                                                   ======
  CLASS A:
  Net Asset Value and redemption price per share
    (670 shares outstanding) .........................................................             $25.42
                                                                                                   ======
  Maximum sales charge ...............................................................              5.75%
                                                                                                   ======
  Maximum offering price per share
    (NAV [DIVIDE] 0.9425, based on maximum sales charge of
    5.75% of the offering price at June 30, 2000) ....................................             $26.97
                                                                                                   ======
  CLASS B:
  Net Asset Value and offering price per share
    (2,012 shares outstanding) .......................................................             $25.40(a)
                                                                                                   ======
  CLASS C:
  Net Asset Value and offering price per share
    (1,173 shares outstanding) .......................................................             $25.40(a)
                                                                                                   ======

(a) Redemption price varies based on length of time held.

                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $37,860) .........................................      $  10,896,703
  Interest ............................................................................          2,716,653
                                                                                             -------------
  TOTAL INVESTMENT INCOME .............................................................         13,613,356
                                                                                             -------------
EXPENSES:
  Investment advisory fees ............................................................          2,373,141
  Distribution fees ...................................................................            593,349
  Shareholder services fees ...........................................................            221,804
  Custodian fees ......................................................................             41,866
  Shareholder communications expenses .................................................             41,033
  Legal and audit fees ................................................................             22,290
  Registration fees ...................................................................             19,551
  Directors' fees .....................................................................              2,489
  Miscellaneous expenses ..............................................................              6,141
                                                                                             -------------
  TOTAL EXPENSES ......................................................................          3,321,664
                                                                                             -------------
  NET INVESTMENT INCOME ...............................................................         10,291,692
                                                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments and foreign currency transactions ..................         30,772,443
  Net change in unrealized appreciation on investments and foreign currency transactions       (70,124,198)
                                                                                             -------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS ...       (39,351,755)
                                                                                             -------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................      $(29,060,063)
                                                                                             =============



STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------
                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 2000         YEAR ENDED
                                                                                  (UNAUDITED)       DECEMBER 31, 1999
                                                                               ----------------     -----------------
OPERATIONS:
  Net investment income .....................................................  $   10,291,692         $    765,091
  Net realized gain on investments and foreign currency transactions ........      30,772,443           44,606,953
  Net change in unrealized appreciation on investments and foreign
    currency transactions ...................................................     (70,124,198)         130,159,461
                                                                               --------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........     (29,060,063)         175,531,505
                                                                               --------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .....................................................              --             (694,537)
  Net realized gain on investments ..........................................              --          (44,606,953)
  In excess of net realized gain on investments .............................              --              (81,718)
                                                                               --------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................              --          (45,383,208)
                                                                               --------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA .................................................................      19,027,557          160,271,806
  Class A ...................................................................          19,023                   --
  Class B ...................................................................          52,749                   --
  Class C ...................................................................          30,600                   --
                                                                               --------------         ------------
  Net increase in net assets from capital share transactions ................      19,129,929          160,271,806
                                                                               --------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................      (9,930,134)         290,420,103
NET ASSETS:
  Beginning of period .......................................................     460,482,833          170,062,730
                                                                               --------------         ------------
  End of period .............................................................    $450,552,699         $460,482,833
                                                                               ==============         ============

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $593,251 and $12 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C incurred distribution costs of $66 and $20, respectively, or 1.00% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $200,311,722 and $121,633,699, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2000, the Fund paid brokerage commissions of $125,835 to Gabelli & Company, Inc. and its affiliates. During the six months ended June 30, 2000, Gabelli & Company, Inc. informed the Fund that it received $111 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended June 30, 2000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                         SIX MONTHS ENDED                    YEAR ENDED
                                                          JUNE 30, 2000                   DECEMBER 31, 1999
                                                     ---------------------------     -----------------------------
                                                      SHARES           AMOUNT         SHARES          AMOUNT
                                                     --------       ------------     --------    -----------------
                                                             CLASS AAA                        CLASS AAA
                                                     ---------------------------     -----------------------------
Shares sold ......................................    6,250,655     $169,050,522      15,551,539     $345,718,455
Shares issued upon reinvestment of dividends                 --               --       1,659,579       43,658,087
Shares redeemed ..................................   (5,612,553)    (150,022,965)    (10,357,284)    (229,104,736)
                                                      ---------      -----------     -----------     -------------
    Net increase .................................      638,102     $ 19,027,557       6,853,834     $ 160,271,806
                                                     ==========     ============     ===========     =============

                                                            CLASS A (A)
                                                     ---------------------------
Shares sold ......................................          670     $     19,023
                                                     ==========     ============

                                                            CLASS B (A)
                                                     ---------------------------
Shares sold ......................................        2,157     $     56,403
Shares redeemed ..................................         (145)          (3,654)
                                                     ----------     ------------
    Net increase .................................        2,012     $     52,749
                                                     ==========     ============

                                                            CLASS C (A)
                                                     ---------------------------
Shares sold ......................................        1,173     $    30,600
                                                     ==========     ============

(a) From commencement of offering on March 1, 2000.

9. NEW SHARE CLASSES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were offered to the public as of March 1, 2000. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C shares are subject to a 1% CDSC for two years after purchase.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                        INCOME FROM INVESTMENT OPERATIONS                            DISTRIBUTIONS
             ----------------------------------------------------    ----------------------------------------------------
                                          Net                                                  In Excess
              Net Asset               Realized and       Total                     Net         of Net
  Period        Value,      Net        Unrealized        from          Net       Realized     Realized
  Ended      Beginning   Investment  Gain (Loss) on    Investment    Investment   Gain on       Gain on         Total
December 31  of Period     Income      Investments     Operations      Income    Investments  Investments   Distributions
------------ ----------  ----------  ---------------   ----------    ----------  -----------  ------------  -------------
CLASS AAA
   2000 (a)    $26.95      $0.57         $(2.11)         $(1.54)           --           --           --            --
   1999         16.62       0.05          13.22           13.27        $(0.05)      $(2.88)      $(0.01)       $(2.94)
   1998         13.32       0.01           4.60            4.61         (0.01)       (1.30)          --         (1.31)
   1997         11.28       0.00(c)        3.59            3.59            --        (1.55)          --         (1.55)
   1996         11.12       0.05           0.95            1.00         (0.05)       (0.79)          --         (0.84)
   1995          9.73       0.06           1.51            1.57         (0.06)       (0.12)          --         (0.18)
CLASS A
   2000 (a)(b)  28.51       0.58          (3.67)          (3.09)           --           --           --            --
CLASS B
   2000 (a)(b)  28.51       0.49          (3.60)          (3.11)           --           --           --            --
CLASS C
   2000 (a)(b   28.51       0.50          (3.61)          (3.11)           --           --           --            --



                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   ---------------------------------------------------
                                                    Net
               Net Asset           Net Assets    Investment    Operating
  Period        Value,               End of       Income to    Expenses to   Portfolio
  Ended         End of     Total     Period      Average Net   Average Net   Turnover
December 31     Period    Return+  (in 000's)      Assets       Assets (d)     Rate
------------   ---------  -------  ----------    -----------   ----------    ---------
CLASS AAA
   2000 (a)      $25.41     (5.7)%  $450,455        4.34%(e)      1.40%(e)      33%
   1999           26.95     80.3     460,483        0.28          1.48          60
   1998           16.62     34.8     170,483        0.08          1.60          20
   1997           13.32     31.9     117,872        0.01          1.78           9
   1996           11.28      9.0     108,544        0.34          1.72           7
   1995           11.12     16.2     122,845        0.53          1.75          24
CLASS A
   2000 (a)(b)    25.42    (10.8)         17        4.34 (e)      1.40 (e)      33
CLASS B
   2000 (a)(b)    25.40    (10.9)         51        3.59 (e)      2.15 (e)      33
CLASS C
   2000 (a)(b     25.40    (10.9)         30        3.59 (e)      2.15 (e)      33

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended June 30, 2000; unaudited.
(b) From commencement of offering on March 1, 2000.
(c) Amount represents less than $0.005 per share.
(d) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.
(e) Annualized.

                 See accompanying notes to financial statements.

           Gabelli Global Series Funds, Inc.
      THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                 One Corporate Center
               Rye, New York 10580-1434
                     1-800-GABELLI
                   [1-800-422-3554]
                  FAX: 1-914-921-5118
                HTTP://WWW.GABELLI.COM
               E-MAIL: INFO@GABELLI.COM
      (Net Asset Value may be obtained daily by calling
             1-800-GABELLI after 6:00 P.M.)

                BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

         OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Marc J. Gabelli
PRESIDENT AND CHIEF             ASSOCIATE PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                 Ivan Arteaga, CFA
VICE PRESIDENT AND TREASURER    ASSOCIATE PORTFOLIO MANAGER

James E. McKee
SECRETARY

                    DISTRIBUTOR
               Gabelli & Company, Inc.

    CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
         State Street Bank and Trust Company

                  LEGAL COUNSEL
      Skadden, Arps, Slate, Meagher & Flom LLP


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This report is submitted for the general  information of the shareholders of The
Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB401Q200SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                                   THE
                                   GABELLI
                                   GLOBAL
                                   TELECOMMUNICATIONS
                                   FUND



                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000